Finance income / (expense)	12 Months Ended
Dec. 31, 2024
Disclosure Of Financial Income Expense [Abstract]
Finance income / (expense)

6. Finance income / (expense)

	2024	2023	2022
	€	€	€
Foreign exchange differences	7,869,114	(3,116,662)	11,100,392
Interest income (expense)	5,469,464	224,494	(16,105)
Other finance expenses	(46,914)	(20,475)	(23,149)
	13,291,664	(2,912,643)	11,061,138

The Group reports financial results in Euros. Since bank balances are in Euros, U.S. Dollars and Swiss Francs, changes in the conversion rates of the Dollars and Swiss Francs versus the Euro result in either income or expense over time. Interest income relates to earnings on cash deposits.